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                                                                    EXHIBIT 10.2



                               LICENSE AGREEMENT

THIS LICENSE AGREEMENT ("Agreement"), entered into and effective as of the 15th day of March, 1996, by and between Charles Brister, an individual, ("LICENSOR") and Brister's Thunder Karts, Inc., a Louisiana corporation ("LICENSEE"):

                                WITNESSETH THAT:

         Whereas Charles Brister is the Owner of TECHNOLOGY as defined below, and

         Whereas LICENSEE desires to obtain from the LICENSOR a license under said TECHNOLOGY;

         WHEREAS both parties agree that the TECHNOLOGY has been and will be incorporated into various LICENSED PRODUCTS developed by the LICENSEE;

         WHEREAS both parties represent that they are able to comply with and otherwise satisfy the terms and conditions set forth in this Agreement;

         NOW THEREFORE, in consideration of the sum of ten dollars ($10 U.S.) and other good and valuable consideration now paid by each of the parties hereto to the other, the receipt of all of which hereby irrevocably acknowledged by each party, it is agreed as follows:

                                   SECTION 1

                                  DEFINITIONS

1.1 PATENT RIGHTS shall mean (a) United States Patent Number 5,477,940, issued December 26, 1995, for "ACCELERATOR PEDAL OVERRIDE APPARATUS FOR SELF-PROPELLED MOTORIZED CART WITH ALIGNED BRAKE AND ACCELERATOR PUSHROD TYPE OPERATOR PEDALS", and (b) applications for patents that have been filed or may be filed in the future for improvements relating to LICENSED PRODUCTS, the inventions described and claimed therein, and any

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divisions, continuations, continuations-in-part, patents issuing thereon or reissues thereof; and any and all foreign patents and patent applications corresponding thereto; which will be automatically incorporated in and added to this Agreement and shall periodically be added to Appendix A attached to this Agreement and made a part thereof.

1.2 LICENSED PRODUCTS shall mean products claimed in PATENT RIGHTS or products made in accordance with or by means of LICENSED PROCESSES or products made utilizing PROPRIETARY LICENSED PROCESSES or products made utilizing PROPRIETARY MATERIALS or incorporating some portion of PROPRIETARY MATERIALS.

1.3 LICENSED PROCESSES shall mean the processes claimed in PATENT RIGHTS or processes utilizing PROPRIETARY MATERIALS or some option thereof.

1.4 PROPRIETARY MATERIALS shall mean the materials supplied by LICENSOR together with any of the know-how and all related rights, trade secrets, and TECHNOLOGY, owned by LICENSOR and relating to a family of go-kart products and go-kart components as they presently exist and as they may be acquired, developed or modified in the future.

1.5 TECHNOLOGY shall mean any and all confidential information, PROPRIETARY MATERIALS, or PATENT RIGHTS supplied by LICENSOR to LICENSEE. The confidential information shall not include information which: (a) is known to LICENSEE on a non-confidential basis prior to disclosure by LICENSOR; or (b) is part of the public domain and know to the general public at the time it was disclosed to LICENSEE.

1.6 TERRITORY means the entire United States of America, its territories and possessions, and foreign countries in which Patent Rights exist.

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                                   SECTION 2

                                GRANT OF LICENSE

2.1 SCOPE OF LICENSE. Subject to the terms and conditions of this Agreement, LICENSOR hereby grants to LICENSEE a License (the "License"):

         2.1.1 to use the information or secrets disclosed in the TECHNOLOGY to develop Brister's Thunder Karts LICENSED PRODUCTS;

         2.1.2 to incorporate the information or secrets disclosed in the TECHNOLOGY in Brister's Thunder Karts LICENSED PRODUCTS;

         2.1.3 to manufacture or have manufactured Brister's Thunder Karts LICENSED PRODUCTS containing the information or secrets disclosed in the TECHNOLOGY;

         2.1.4 to sell or have sold Brister's Thunder Karts LICENSED PRODUCTS containing the information or secrets disclosed in the TECHNOLOGY.

2.2 NON-EXCLUSIVE LICENSE. The License is a non-exclusive License in the TERRITORY for the TECHNOLOGY for Brister's Thunder Karts LICENSED PRODUCTS.

2.3 LICENSE TERM. The term of the License granted in Section 2 of this Agreement with respect to PATENT RIGHTS shall begin on the Effective Date and shall terminate on the last Patent expiration date of the PATENT RIGHTS. The license granted in Section 2 of this Agreement with respect to PROPRIETARY MATERIALS, not including PATENT RIGHTS, shall survive any termination of this Agreement.

2.4 ROYALTY. All fees and royalties are on terms at least as favorable as LICENSOR has received or could have received in arms-length transactions with third parties.

2.5 IMPLEMENTATION. LICENSOR and LICENSEE agree that LICENSEE (i) will implement or integrate the information or secrets contained in the TECHNOLOGY into the Brister's Thunder Karts Products and (ii) shall be the exclusive owner of such Brister's Thunder Karts Products.

2.6 SUBLICENSING. LICENSEE shall have, with the written consent by the LICENSOR, (i) the right to sublicense purchases of the Brister's Thunder Karts Products to use the

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information or secrets contained in the TECHNOLOGY as part of the Brister's
Thunder Karts Products and (ii) the right to sublicense developers of Brister's Thunder Karts Products to use the information or secrets contained in the Licensed Technology for the sole purpose of developing Brister's Thunder Karts Products to be owned by Brister's Thunder Karts. The LICENSEE is not empowered by this clause to veto subsequent licenses.

2.7 RIGHTS RETAINED. All rights not specifically assigned to LICENSEE are retained by LICENSOR.

2.8 The terms and rights established under Section 2 of this Agreement in no way affect the terms and rights established under Section 4 of this Agreement.

                                   SECTION 3

                                     TITLE

3.1 TITLE TO THE LICENSED TECHNOLOGY. LICENSOR represents and warrants that it is the sole owner of all right, title and interest in and to the TECHNOLOGY, except as otherwise provided in Appendix A, attached hereto.

                                   SECTION 4

                                 LICENSE OPTION

4.1 TERMS. For a period of five (5) years beginning on the Effective Date of this Agreement, LICENSEE shall have a License Option. Under this License Option, LICENSOR agrees to license to the LICENSEE, at LICENSEE's sole option, all TECHNOLOGY developed and/or owned by LICENSOR during this five-year period wherein:

         4.1.1 if a patent application or a provisional application is filed for such TECHNOLOGY during the term of this License Option, then LICENSOR shall give written notice accordingly to LICENSEE. Upon receipt of the written notice, LICENSEE shall have the exclusive right and option, exercisable upon written notice


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to LICENSOR at any time during a period of thirty (30) days from the date of receipt, to purchase a license to the patent application or provisional application and any subsequently-issued patent. The license shall be exclusive and free of charge for a period of one year from the filing date of the patent application or the provisional application. Thereafter, such license shall be at such prices and on such other terms as the parties hereto may mutually agree provided that such terms are at least as favorable as the LICENSOR would receive in an arms-length transaction with any third party. If LICENSEE fails to exercise its option, then LICENSOR shall be free to offer such TECHNOLOGY to third parties; or

         4.1.2 if a patent application or a provisional application is not filed and will not be filed for such TECHNOLOGY by LICENSOR, and the TECHNOLOGY has achieved a commercially viable status that LICENSOR seeks to take advantage of, then LICENSOR shall give written notice to LICENSEE setting out this TECHNOLOGY in detail. Upon receipt of the detailed written notice, LICENSEE shall have the exclusive right and option, exercisable upon written notice to LICENSOR at any time during a period of thirty (30) days from the date of receipt of notice from LICENSOR, to purchase a license of the TECHNOLOGY. Such a license shall be exclusive and free of charge for a period of one year from receipt of the detailed written notice from LICENSEE. Thereafter, such license shall be at such prices and on such other terms as the parties hereto may mutually agree provided that such terms are at least as favorable as the LICENSOR would receive in an arms-length transaction with any third party. If LICENSEE fails to exercise its option, then LICENSOR shall be free to offer such TECHNOLOGY to third parties.

                                   SECTION 5

                            LIMITATIONS OF LIABILITY

5.1 DISCLAIMER. Except as specifically set forth herein, LICENSOR makes no warranties, express or implied, regarding or relating to the TECHNOLOGY or to any other materials or services furnished or provided to the LICENSEE hereunder.

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5.2      LIMITATION OF LIABILITY. In no event shall the LICENSOR or any person or entity involved in creating the TECHNOLOGY be liable under any claim, demand or action arising out of or relating to performance or lack thereof under this Agreement for any special, indirect, incidental, exemplary or consequential damages, whether or not LICENSOR or such person has been advised of the possibility of such claim, demand or action.

5.3 LICENSOR represents and warrants that it has sufficient right, title and interest in and to the TECHNOLOGY to enter into this Agreement, and further warrants that the TECHNOLOGY does not, to the best of LICENSOR'S knowledge, infringe any patent, copyright or other proprietary right of a third party when used as contemplated by this Agreement and that LICENSOR has not been notified of a possibility that the TECHNOLOGY might infringe any patent, copyright or other proprietary rights of a third party.

                                   SECTION 6

                                  TERMINATION

6.1 TERMINATION BY EITHER PARTY. Either party may terminate this Agreement upon 30 (thirty) days written notice to the other party if the other party commits a material breach of any term hereof and fails to cure said breach within the 30 (thirty) day period. Such notice shall set forth the basis of termination. A material breach is considered to be, but not limited to, the following: (1) default of performance; (2) failure to meet payments; (3) failure to provide reports and access to records; or (4) unauthorized disclosures.

6.2 AUTOMATIC TERMINATION. If LICENSEE shall be adjudicated insolvent, is the subject of an involuntary petition in bankruptcy not dismissed within the 60 days of the filing of said involuntary petition, or files a petition in bankruptcy, or for reorganization, or if LICENSEE shall take advantage of any insolvency act, or make an assignment for the benefit of creditors, then, and in any such event, this Agreement shall forthwith terminate and the license herein granted shall not constitute an asset in

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reorganization, bankruptcy or insolvency which may be assigned or which may accrue to any court or creditor appointed referee, receiver or committee.

6.3 ACTIONS UPON TERMINATION. Upon termination of this Agreement for any reason, LICENSEE shall immediately cease use of, and forthwith return to LICENSOR the TECHNOLOGY and tangible manifestations or copies thereof and all licenses theretofore granted by LICENSEE under this Agreement will be transferred and assigned by LICENSEE to LICENSOR or to that person, firm, or corporation LICENSOR designates for that purpose.

                                   SECTION 7

                                 MISCELLANEOUS

7.1 ASSIGNMENT. Except as provided herein, LICENSEE shall not sell, transfer, assign or subcontract any right or obligation hereunder without prior written consent of the LICENSOR, provided however, LICENSEE may upon ten (10) days written notice to, but without prior consent of the LICENSOR assign this Agreement pursuant to:

         7.1.1   the merger or consolidation of the LICENSEE; or

         7.1.2 the sale of substantially of all the assets of the LICENSEE to a third party, provided the party remains fully liable for its obligation hereunder and such third party agrees to be liable for the party's obligations hereunder.

7.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the successors and permitted assigns of the parties hereto.

7.3 DISPUTE RESOLUTION. The parties will conduct friendly negotiations to resolve any dispute. Failing resolution, disputes will be finally resolved by arbitration in Dallas, Texas, pursuant to the Commercial rules of the American Arbitration Association, by one arbitrator appointed in accordance with such rules. The parties agree that any arbitral award and any matter requiring injunctive or other provisional relief may be instituted and enforced in any court having jurisdiction. In the event of any dispute

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between the parties relating to this Agreement, the party substantially prevailing will be entitled to recover all costs and expenses of any subsequent proceedings (including trial, arbitration and appellate proceedings), including the attorney fees incurred therein.

7.4 CHOICE OF LAW. The interpretation and construction of this Agreement shall be governed by the laws of the State of Texas.

7.5 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect.

7.6 NOTICE. Any notice required or permitted to be made or given by either party under this Agreement shall be deemed to have been duly given if delivered, postage prepaid, certified mail, return receipt requested:

If LICENSOR to:  Charles Brister
                 505 Ellis Road
                 Amite, Louisiana 70422

If LICENSEE to:  Brister's Thunder Karts, Inc.
                 Highway 51 South
                 Roseland, Louisiana 70456

and/or to any such person(s) address(es) as either part shall have specified in writing to the other.

7.7 MARKING OF PRODUCTS. LICENSEE shall accordingly affix or cause to be affixed proper statutory patent, trademark and/or copyright notices to each apparatus made by LICENSEE under this Agreement.

7.8 ENTIRE AGREEMENT. The provisions herein together with the Appendix attached hereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications relating to the subject matter hereof. No amendment or modification

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of any provision of this Agreement will be effective unless set forth in a document that purports to amend this Agreement and that is executed by both parties hereto.

7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be an original and will be effective as of the date set forth on the first page when signed on behalf of LICENSOR and LICENSEE.

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the date first set forth above:

Charles Brister                            Brister's Thunder Karts, Inc.

By: /s/ CHARLES BRISTER                    By:    /s/ V. LYNN GRAYBILL
   ------------------------------                 ----------------------------
                                           Title: PRESIDENT
                                                  ----------------------------


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                                   APPENDIX A

1. United States Patent Number 5,477,940, issued December 26, 1995, for "ACCELERATOR PEDAL OVERRIDE APPARATUS FOR SELF-PROPELLED MOTORIZED CART WITH ALIGNED BRAKE AND ACCELERATOR PUSHROD TYPE OPERATOR PEDALS."


BRISTER-BRISTER'S THUNDER KARTS, INC
APPENDIX A